UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

QUEST WATER GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168895	27-1994359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2434 Nelson Avenue West Vancouver, British Columbia, Canada	V7V 4H6
(Address of principal executive offices)	(Zip Code)

(888) 897-5536

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 1, 2021, Quest Water Global, Inc. (the “Company”) appointed K.R. Margetson Ltd. (“Margetson”) as the Company’s new independent accountant to audit the Company’s financial statements, replacing Dale Matheson Carr-Hilton Labonte LLP (“DMCL”). At the Company’s request, DMCL resigned as the Company’s independent accountant effective the same day.

The reports of DMCL regarding the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012, being the two most recent fiscal years for which the Company has filed audited financial statements with the Securities and Exchange Commission (the “SEC”), did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

The board of directors of the Company, acting as the audit committee, approved the decision to change independent accountants.

During the fiscal years ended December 31, 2013 and 2012, and through November 1, 2021, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with DMCL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DMCL, would have caused DMCL to make reference thereto in connection with its report.

During the fiscal years ended December 31, 2013 and 2012, and through November 1, 2021, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management of the Company discussed with DMCL the continued existence of material weaknesses in the Company’s internal control over financial reporting.

The Company requested DMCL to furnish it with a letter addressed to the SEC stating whether or not DMCL agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated November 3, 2021, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the Company’s fiscal years ended December 31, 2013 and 2012, and through November 1, 2021, neither the Company nor anyone on the Company’s behalf consulted with Margetson regarding any of the following:

(i)	either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Margetson concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from Dale Matheson Carr-Hilton Labonte LLP to the Securities and Exchange Commission dated November 3, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2021	QUEST WATER GLOBAL, INC.

	By:	/s/ John Balanko
John Balanko
Chairman, President, Chief Executive Officer, Director